SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 1999


                              NEW PLAN REALTY TRUST
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       MASSACHUSETTS                   1-08459                  13-1995781
----------------------------         -----------            -------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


      1120 AVENUE OF THE AMERICAS
              12TH FLOOR
          NEW YORK, NEW YORK                                         10036
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (212) 869-3000

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ITEM 5.  OTHER EVENTS.

         On April 21, 1999, New Plan Excel Realty Trust, Inc. (the "Parent"), of which New Plan Realty Trust (the "Company") is a wholly-owned subsidiary, ERT Development Corporation ("EDV") and Excel Legacy Corporation ("Legacy") entered into a Master Separation Agreement (the "Master Separation Agreement"). Under the terms of the Master Separation Agreement, the Parent and Legacy have agreed, among other things, to modify the terms of certain of their existing agreements, including the termination of the Intercompany Agreement, dated as of March 31, 1998 (as amended, the "Intercompany Agreement"), and the Administrative Services Agreement, dated as of March 31, 1998 (as amended, the "Administrative Services Agreement"), in each case except as set forth in the Master Separation Agreement.

         In addition, the Master Separation Agreement provides for certain interim arrangements between the Parent and Legacy as to certain office facilities in California, as well as an agreement with respect to the non-solicitation of certain Parent employees during the 90-day period following the entering into of the Master Separation Agreement (the "Non-Solicitation Provision").

         The Master Separation Agreement also provides that each of the Parent and Legacy will, on the terms set forth in the Master Separation Agreement, refrain from acquiring any interest in the other or seeking to influence or control the other (the "Standstill Provision").

         The foregoing description of the Master Separation Agreement is qualified in its entirety by reference to the Master Separation Agreement, a copy of which is filed as an exhibit hereto and is incorporated by reference herein.

         Contemporaneously with the Parent's and Legacy's entering into the Master Separation Agreement, on April 21, 1999, seven executives of the Parent and the Company, including Gary B. Sabin, Richard B. Muir, Ronald H. Sabin, S. Eric Ottesen, Mark T. Burton, Graham R. Bullick and John Visconsi, six of whom also serve as an executive of Legacy, entered into separate Resignation and Release Agreements with the Parent (the "Resignation and Release Agreements"). The Resignation and Release Agreements provide for the resignation of the respective executives from the Parent and the Company and the Parent's other subsidiaries and affiliates, the mutual release by the Parent and the executive of certain possible claims against the other, and the payment by the Parent of certain severance benefits, including the payment of (i) any unpaid base salary and expenses through the resignation date, (ii) a lump sum severance amount, and
(iii) an amount in cash equal to the value of the medical benefits the executive and his eligible family members would have otherwise received during the subsequent two years.

         The Resignation and Release Agreements further provide for the purchase by the Parent of the shares of the Parent's common stock owned by the executives at a purchase price of $21 per share, plus interest as set forth therein. In addition, pursuant to the Resignation and Release Agreements each option to acquire Parent common stock held by any of the executives with an exercise price less than $21 (all of which have previously vested) will be canceled in exchange for a lump sum payment equal to the excess, if any, of $21 per share over the per-share exercise price of each such option. The Resignation and Release Agreements further provide that for options held by the executives with an exercise price equal to or in excess of $21 per share, (i) those options granted under the Excel Realty Trust, Inc. 1994 Directors' Stock Option Plan will terminate and be forfeited, and (ii) those options which are vested or which would become vested in accordance with the terms of such executive's employment agreement (had such executive been terminated by the Parent without cause or by such executive for good reason, as contemplated by such executive's employment agreement) will fully vest; except that, with respect to certain options granted to Gary B. Sabin and which would not otherwise vest in accordance with the provisions described above, 62% of such options will fully vest while the remaining 38% of such options will terminate and be forfeited. The options so vested will be exercisable for a period of two years and, if at any time during such two-year period the executive exercise all or a portion of such options, the Parent will have the right either (x) to deliver the executive shares upon payment by such executive of the exercise price therefor, or (y) upon surrender of such options, to pay to the executive a lump sum in cash equal to the excess of the then fair market value of the underlying shares of Parent common stock over the exercise price for such options.

         The Resignation and Release Agreement also obligates the executive to abide by certain provisions of the Master Separation Agreement, including the agreements contained therein in respect of the Intercompany Agreement, Standstill Provision and the Non-Solicitation Provision.

         The foregoing description of the Resignation and Release Agreements is qualified in its entirety by reference to the Resignation and Release Agreement, a copy of which is filed as an exhibit hereto and is incorporated by reference herein.

         In connection with the foregoing matters, and in addition to the resignation of Gary B. Sabin and Richard B. Muir from the Board of Directors of the Parent and the Board of Trustees of the Company (as contemplated by their respective Resignation and Release Agreements), three non-executive directors who formerly were Excel Realty Trust directors, Boyd A. Lindquist, Robert E. Parsons, Jr. and John H. Wilmot, each resigned from the Board of Directors of the Parent and the Board of Trustees of the Company, reducing the Parent's Board of Directors and the Company's Board of Trustees, respectively, to ten members. In connection with Mr. Wilmot's resignation, the Parent agreed to purchase, and Mr. Wilmot agreed to sell, all of the shares of Parent common stock owned by him and Mr. Wilmot agreed to abide by certain provisions of the Master Separation Agreement, including the Standstill provision contained in the Master Separation Agreement applicable to Legacy.

         On April 21, 1999, the Parent issued a press release announcing the foregoing matters. A copy of the press release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.  The following exhibits are filed as part of this report:

           10.1* Master Separation Agreement, dated as of April 21, 1999, among New Plan Excel Realty Trust, Inc., ERT Development Corporation and Excel Legacy Corporation.

           10.2* Resignation and Release Agreement, dated as of April 21, 1999, entered into between New Plan Excel Realty Trust, Inc. and Gary B. Sabin.

           10.3* Resignation and Release Agreement, dated as of April 21, 1999, entered into between New Plan Excel Realty Trust, Inc. and Richard B. Muir.**

           99.1* Press release, dated April 21, 1999, issued by New Plan Excel Realty Trust, Inc.


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          *   Previously filed as an exhibit to the Current Report on Form 8-K, filed by New Plan Excel Realty Trust, Inc. on April 22, 1999 (SEC File No. 1-12244).

          ** Each of the other resigning executive officers of the Parent and the Company (not including Mr. Sabin) have entered into a Resignation and Release Agreement substantially in the form of the Muir Resignation and Release Agreement.

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 23, 1999

                                            NEW PLAN REALTY TRUST


                                            By /s/ Steven F. Siegel
                                              ----------------------------------
                                              Name:  Steven F. Siegel
                                              Title: Senior Vice President

                                  EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------

  10.1* Master Separation Agreement, dated as of April 21, 1999, among New Plan Excel Realty Trust, Inc., ERT Development Corporation and Excel Legacy Corporation.

  10.2* Resignation and Release Agreement, dated as of April 21, 1999, entered into between New Plan Excel Realty Trust, Inc. and Gary B. Sabin.

  10.3* Resignation and Release Agreement, dated as of April 21, 1999, entered into between New Plan Excel Realty Trust, Inc. and Richard
            B. Muir.**

  99.1* Press release, dated April 21, 1999, issued by New Plan Excel Realty Trust, Inc.


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*   Previously filed as an exhibit to the Current Report on Form 8-K, filed by
    New Plan Excel Realty Trust, Inc. on April 22, 1999 (SEC File No. 1-12244).

** Each of the other resigning executive officers of the Parent and the Company (not including Mr. Sabin) have entered into a Resignation and Release Agreement substantially in the form of the Muir Resignation and Release Agreement.